UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2023

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12 Greenway Plaza Suite 1100, Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (281) 404-4387

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 7, 2023, Camber Energy, Inc. (“we”, “us” or the “Company”) held its 2023 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, an aggregate of 41,200,819 shares of voting stock, or approximately 38.32% of our 107,531,250 total outstanding voting shares as of October 9, 2023, the record date for the Meeting (the “Record Date”), were present virtually at or were voted at the Meeting, constituting a quorum. The following proposals were voted on at the Meeting (as described in greater detail in the Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on October 18, 2023 (the “Proxy”), with the results of such voting as set forth below. Capitalized terms have the meanings given to such terms in the Proxy and this Form 8-K should be read in connection with the Proxy.

Proposal 1	For	Withhold	Broker Non-Votes
Election of Directors:
James A. Doris	27,072,371	883,862	13,244,586
Fred S. Zeidman	27,000,956	955,277	13,244,586
Robert K. Green	27,006,792	949,440	13,244,586
David Herskovits	27,031,099	925,133	13,244,586
Lawrence B. Fisher	27,003,420	952,813	13,244,586

Proposal 2	For	Against	Abstain*
Ratification of the appointment of Turner, Stone & Company, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.	40,477,767	585,573	137,479

* There were no Broker Non-Votes on this proposal.

Proposal 3	For	Against	Abstain*
To approve, by a non-binding vote, the compensation of the Company’s named executive officers	34,128,712	6,379,647	692,460

* There were no Broker Non-Votes on this proposal.

As a result of the above voting, each of the five (5) director nominees were duly appointed to the Board of Directors by a plurality of the votes cast (there was no solicitation in opposition to management’s nominees as listed in the proxy statement), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal; proposals 2 and 3, which each required the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote, were validly approved by the Company’s stockholders (notwithstanding the fact that proposal 3 is non-binding).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

By:	/s/ James A. Doris
Name:	James A. Doris
Title:	Chief Executive Officer

Date: December 11, 2023

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